UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 1, 2006
APPLIX, INC.

(Exact Name of Registrant as Specified in Charter)

Massachusetts	0-25040	04-2781676

(State or Other Juris- diction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

289 Turnpike Road, Westborough, Massachusetts		01581

(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (508) 870-0300

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
Ex-10.1 Applix, Inc. 2006 Stock Incentive Plan
Ex-10.2 Form of Incentive Stock Option Agreement

Item 1.01. Entry into a Material Definitive Agreement
          On December 1, 2006, Applix, Inc. (the “Company”) held a Special Meeting of Stockholders, at which its stockholders approved the Company’s 2006 Stock Incentive Plan (the “Plan”). The Board of Directors of the Company (the “Board”) adopted the Plan on October 5, 2006, subject to stockholder approval. The Plan provides for the granting of options, stock appreciation rights, restricted stock, restricted stock units and other stock unit awards (collectively, “Awards”) to employees, officers, consultants and advisors of the Company and its subsidiaries pursuant to the terms described therein. A maximum of 1,000,000 shares of the Company’s common stock, par value $0.0025 per share (“Common Stock”), are reserved for issuance under the Plan. The Plan will be administered by the Board or by a committee appointed by the Board. No Award may be made under the Plan after October 5, 2016, but Awards previously granted may extend beyond that date.
          The foregoing description of the Plan is qualified in its entirety by reference to the Plan, which is attached hereto as exhibit 10.1 and is incorporated herein by reference.
          On October 5, 2006, the Board adopted the form of Incentive Stock Option Agreement (the “Form ISO Agreement”), pursuant to which incentive stock options will be granted to employees of the Company under the Plan. The Form ISO Agreement provides, among other things, that:
•	each option will vest as to 12.5% of the original number of shares underlying the option at the end of each successive six-month period following the grant date through and including the fourth anniversary of the grant date;

•	any portion of an option that is unvested at the time of an employee’s termination of service with the Company will be forfeited to the Company; and

•	any portion of an option that is vested but unexercised at the time of an employee’s termination of service with the Company may not be exercised after the first to occur of the following:
•	the expiration date of the option, which will be no later than seven years from the date of grant;

•	three months following the date of the termination of service for any reason other than cause, death or disability;

•	the date of the termination of service for cause; and

•	one year following the termination of service by reason of the employee’s death or disability.
          The foregoing description of the Form ISO Agreement is qualified in its entirety by reference to the actual Form ISO Agreement, which is attached hereto as exhibit 10.2 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits
          (d) Exhibits
See Exhibit Index attached hereto.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APPLIX, INC.

Date: December 1, 2006	By:	/s/ Milton A. Alpern

Milton A. Alpern
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Applix, Inc. 2006 Stock Incentive Plan
10.2	Form of Incentive Stock Option Agreement